Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
INTANGIBLE ASSETS, NET [Abstract]
2019	$ 438
2020	412
2021	412
2022	72
2023	5
Thereafter	10
Total expected amortization expense	$ 1,349	$ 1,328